UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 1, 2020

AMERICAN CAMPUS COMMUNITIES, INC.
(Exact name of Registrant as specified in its Charter)

Maryland	001-32265	76-0753089
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

12700 Hill Country Blvd., Suite T-200, Austin, Texas 78738
(Address of Principal Executive Offices)        (Zip Code)

Registrant’s telephone number, including area code: (512) 732-1000

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $.01 per share	ACC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Stockholders held on June 1, 2020, there were 137,604,447 common shares entitled to be voted, as well as 1,106,048 unvested restricted stock awards entitled to be voted by employees; 122,044,187 shares were voted in person or by proxy. The stockholders voted on the following matters at the Annual Meeting:

1.	Election of nine director nominees to hold office for a one-year term;

2.	Ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal year 2020; and

3.	On an advisory basis, approval of the executive compensation disclosed in the Proxy Statement.
The results of the stockholder votes are set forth below:

Board of Directors

	Affirmative	Negative	Abstentions
William C. Bayless, Jr.	117,754,479	541,813	76,393
G. Steven Dawson	115,425,985	2,869,755	76,944
Cydney C. Donnell	115,444,165	2,850,739	77,781
Mary C. Egan	118,091,804	205,034	75,847
Edward Lowenthal	115,439,612	2,856,470	76,603
Oliver Luck	117,997,993	297,404	77,288
C. Patrick Oles, Jr.	118,084,296	211,065	77,324
John T. Rippel	118,085,440	211,057	76,188
Carla Piñeyro Sublett	118,093,981	114,845	163,859

There were 3,671,502 broker non-votes with respect to the election of directors.

Independent Registered Public Accounting Firm

Affirmative	Negative	Abstentions
120,461,397	1,498,933	83,857

Approval, on an Advisory Basis, of Executive Compensation

Affirmative	Negative	Abstentions	Broker Non-Votes
115,777,367	2,492,624	102,694	3,671,502

Item 9.01    Financial Statements and Exhibits

Exhibit Number	Title
104	Cover page interactive data file (embedded within the Inline XBRL document).

SIGNATURE(S)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CAMPUS COMMUNITIES, INC.

Dated:	June 4, 2020	By:	/s/ Kim K. Voss
Kim K. Voss
Executive Vice President, Chief Accounting Officer